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                                                                    EXHIBIT 10.5




                      SECOND AMENDMENT TO CONTRACT OF SALE



         This Second Amendment is made and entered into this the 14th day of October, 1998 by and between J. PHILLIP BALLARD, JR. and EAGLE GREENS LTD., f/k/a NORTHEAST GEORGIA RECREATIONAL AND DEVELOPMENT CO., INC., a Georgia corporation, hereinafter collectively referred to as "Seller," and SILVERLEAF RESORTS, INC., a Texas corporation, hereinafter referred to as "Purchaser," and is as follows:

                                  WITNESSETH:

         WHEREAS, Seller and Purchaser made and entered into that certain Contract of Sale, dated February 25, 1998, hereinafter referred to as the "Contract," covering those certain tracts of land located in the 12th Land District, Habersham County, Georgia, commonly known as "Hollywood Hills Golf Club," containing approximately 220 acres, more or less, as more fully described within the Contract; and

         WHEREAS, on or about October 14, 1998, Seller and Purchaser entered into that certain Amendment to Contract of Sale (the "Amendment"), providing for certain changes to Article XXVII of the Contract; and

         WHEREAS, Seller and Purchaser have agreed to amend the Contract again to provide for the payment of a consulting fee by Seller to Brad Nycum;

         NOW, THEREFORE, for and in consideration of the terms and provisions hereof, the receipt, adequacy and sufficiency of which is hereby acknowledged and confessed, Seller and Purchaser shall, and do hereby, covenant, stipulate, acknowledge and agree as follows:

         1. Notwithstanding anything to the contrary contained in the Contract or the Amendment, Seller and Purchaser agree that Seller shall pay to Brad Nycum at closing a consulting fee in the amount of $22,000.00.

         2. All of the other terms, provisions, requirements, limitations and obligations of Seller and Purchaser as set forth, contained, or referred to within the Contract and the Amendment shall be and are hereby ratified, confirmed and adopted as being in full force and legal effect, except as specifically modified and amended herein.

         3. This Second Amendment shall inure to the benefit of and be binding upon each of Seller and Purchaser, its and their successors and assigns.

         EXECUTED on this the 14th day of October, 1998.

                                        SELLER:



                                        /s/ J.P. Ballard
                                        ----------------------------------------
                                        J. PHILLIP BALLARD, JR.


                                        EAGLE GREENS LTD., a Georgia corporation



                                        By:/s/ J.P. Ballard
                                        ---------------------------------------
                                        Name: J. Phillip Ballard
                                        ---------------------------------------
                                        Its: President
                                        ---------------------------------------
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                                        PURCHASER:

                                        SILVERLEAF RESORTS, INC., a Texas
                                        corporation



                                        By:/s/ Robert E. Mead
                                        ---------------------------------------
                                        Name: Robert E. Mead
                                        ---------------------------------------
                                        Its: Executive Officer
                                        ---------------------------------------

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